





NextTrip

Solutions for Tomorrow's Travelers



NextTrip, Inc. Investor Update | November 2024 | NASDAQ: NTRP

Disclaimer - FLS

This investor presentation (this "Presentation") is for informational purposes only. The information contained herein does not purport to be all-inclusive and none of NextTrip, Inc. ("NextTrip," the "Company") or its affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. The Company has not verified, and will not verify, any part of this Presentation. The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by the Company or any of its directors, officers, employees, affiliates, agents, advisors or representatives. This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This Presentation shall also not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential", "could", "might", "plan, "possible", "project", "would" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and subject to risks, variability and contingencies, many of which are beyond the Company's control. The forward-looking statements contained in this Presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. We will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable laws. You should not place undue reliance on forward-looking statements. By accepting this presentation, the recipient agrees that it shall not seek to sue or otherwise hold the Company or any of its directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation.

This presentation uses financial measures that are not presented in accordance with generally accepted accounting principles in the United States ("GAAP"), such as EBITDA, to supplement financial information presented in accordance with GAAP. There are limitations to the use of the non-GAAP financial measures presented in this presentation. For example, the non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.

This Presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk.

NextTrip: Building the Future of Travel

The pandemic has drastically shifted travel habits, opening new chances to attract travelers by improving search and booking experiences.

Millennials and Gen Zs are now using video, user reviews, concierge services, and AI assistance as key tools to discover, plan, and book their trips.

NextTrip provides innovative technology and booking solutions for all types of travelers.

Our vision is to lead the travel industry's evolution by offering personalized travel services.

Our technology targets untapped and under-served areas in the travel market.

Our growth is driven by advanced technology, immersive media, and personalized services, blending modern and traditional approaches.

NextTrip Engages Travel Consumers At All Stages Of Travel


TRAVEL MAGAZINE
COMPASS.TV
NextTrip
1 Inspiration
2 Dreaming
3 Researching
4 Planning
5 Booking
6 Anticipation
7 Travel
8 Post-Travel Memories
9 Sharing the Journey / Word-of-Mouth

NextTrip Booking Solutions

Integrated Travel Booking Platform


NextTrip
From Dream to Destination
This Week's Featured Offers

- NextTrip acquired Bookit.com's booking engine, built with over $40 million investment and handled $480 million in yearly transactions.
- This technology is being enhanced to support direct consumers, travel agents, group bookings, alternative lodging and business travel.
- The platform will offer white-label options and embeddable booking widgets.
- Partnerships with over 3 million lodging, air and tour product suppliers are already in place.
- The platform is accessible on all devices and allows users to save their progress while traveling.

Key Differentiators in our Booking Platform targeting underserved areas of Travel



- **Groups Platform** - Our group booking platform is designed for groups of 10 to 1000+ modern travelers, attending everything from conferences and conventions, to destination weddings and family reunions. We offer an unmatched and seamless experience for group travel.
- **Licensing Solutions** - Our technology drives product expansion and revenue through technology licensing, including white-labeled solutions. We're also developing a SaaS model with monthly subscriptions for key tech and innovative platforms.
- **Travel Agent Platform** – We will be delivering a modern platform to allow travel agents to access our inventory, social media programs and owner participation in our company.
- **Travel Planning Assist** - Our dedicated concierge team and AI integration work together to provide personalized travel planning, streamline operations, reduce costs, and enhance customer service.
- **Relationship Building** -Unique approach lowers acquisition costs, improves service quality, and fosters long-term customer relationships with superior travel experiences.

NextTrip Media Solutions

Expanding Brand Awareness and Bookings

COMPASS.TV


COMPASS.TV
Watch now
Browse
Explore British Columbia by Train
Anna's Travel Show
Popular Shows
A Travel Vlogger's Life
Let's Go Travel: Hawaii
Welcome to Nagoya, Japan
Let's Go Florida!
DISCOVER THE EARTH
New Arrivals

Your 24/7 AI-Personalized Travel Channel. A blend of documentaries, podcasts, and influencer content, with AI-curation in roadmap to match travel interests. Our content-to-commerce approach is designed to turn inspiration into action, providing a customized exploration experience and immediate booking capabilities.

- **Compass.TV** is a free, ad-supported, streaming TV channel (FAST) providing hundreds of hours of travel video, tv shows and travel info, affording viewers inspiration, expertise
- Designed to boost brand awareness, loyalty and booking through highly targeted ads.
- It features 1,200+ hours of award-winning content, high-quality studio shows and blogs, podcasts and documentaries from top travel influencers with over 10 million followers.
- Top-Travel-Influencers signed up with more coming

Monetization - Display Advertising


COMPASS.TV
Watch now
Browse
Expedia
Made to Travel
Book now
Explore British Columbia by Train
Anna's Travel Show
explore the WORLD
EXPLORE THE WORLD
AD
Sponsored • Blue Planet Trips
Popular Shows
A Travel Vlogger's Life
Let's Go Travel: Hawaii
DISCOVER THE EARTH
All About Taiwan

Programmatic Advertising Video Overlay

In-Content Display Advertising

Programmatic Advertising

Monetization – Travel Bookings



COMPASS.TV
Your Travel video Content
NextTrip
DOMINICAN REPUBLIC VACATION DEALS
Scan to Book Your Holiday Now
NextTrip
NextTrip
Interactive Advertisement

Content To Commerce (FAST 2.0)

COMPASS.TV

- **Perpetual License:** NextTrip holds a license for a proven interactive video technology that boosts engagement and sales with onscreen overlays

- **FAST 2.0:** Generates revenue through ads and tech to complete travel bookings.

Compass.TV (Projections)*	2025
Influencer Userbase (their followers)	30,000,000
Projected Ad Revenue	$8,079,000
Projected Travel Revenue	$8,223,000
Total Revenue	**$16,312,000***

** assumes successful commercial launch of Compass.tv with Ad feeds and Overlay booking connection with NextTrip operational for 2025*


ELK
BACK OF BEYOND
MOUNT AXTELL BACK COUNTRY SKIING PACKAGES ON SALE!
BUY NOW


NextTrip
30% OFF
COLORADO SKI RESORT BOOKINGS
BOOK NOW

Advancing Reach and Bookings Through New Media Solutions

TRAVEL MAGAZINE

1

A travel-focused social media platform. An attractive mix of user-generated content with community sharing, trip ideas and loyalty rewards for a superior experience, powered by advertising.

2


MY BUCKET LIST
Hi there, I'm your AI travel assistant. What can I help you with?
I am planning a trip to Paris this summer.
That sounds like a wonderful plan! Let me give you an example itinerary...

The NextTrip AI Travel Assistant. Build and share your own bucket list with personalized suggestions, booking support, and local insights.

3

The NextTrip starts Pilot Program with group to provide both AI and User Generated video content to NextTrip's Travel Magazine and Compass.TV platforms.

The Group's discovery app has millions of downloads and approx. 1.5 million active users generating over 7000 monthly booking leads for a global travel agency.


Most Recent
My Destinations
My Categories
Travel Guides
Products & Deals
Community
Activity Feed
Posts
Photos
Gabrielle Ventura
Level 2
Unveiling Cancun: A Kaleidoscope of Adventures
Why Go To Cancun
TRAVEL MAGAZINE

NextTrip Starts Pilot Program

- Partnered with travel discovery app with millions of downloads generating over 7000 monthly booking leads.
- Typical user spends over 20 minutes per session planning their travel on the discovery app.
- Users will gain initial access to search and book through NextTrip booking engine and concierge desk, and NextTrip will curate exclusive leisure offers for their users.

Discovery App Stats

1.5M Users

93% Under 45

65% Female

400K Social Media Followers

20Min 32 Sec Average Engagement Time

Travel Magazine Projections (with Pilot Program)*	2025
Influencer & Userbase	1,150,000
Projected Ad Revenue	$2,670,000
Projected Travel Revenue	$4,600,000
Total Revenue	**$7,270,000***

** Assumes pilot program integrations completed in 2024 and successful launch with JV partner lead generation flowing to NextTrip in 2025*

NextTrip Leverages Gaps In The Market

NextTrip offers integrated solutions across the entire travel value chain

	NextTrip	Expedia	Booking.com	HYATT (Apple Leisure Group)	Travelzoo	TripActions	Travel + Leisure
Conversion-Focused Technology							
Leisure Travel Booking Platform	✓	✓	✓	✓			
Business Travel Booking Platform	✓	✓				✓	
Alternative Lodging Booking Platform	✓	✓	✓				
Travel Agent Solutions	✓			✓			
Automated Groups Booking Tool	✓						
Top-Of-Funnel Engagement & Media Solutions							
Travel Media Solutions	✓			✓	✓		✓
Compass.TV Channel (FAST)	✓						
Customer Focus							
Concierge Level Customer Service	✓			✓			

NextTrip Acquisition(s)

NextTrip Plans to Acquire Five Star Alliance

Launched in 2004, Five Star Alliance is considered the authority on luxury hotels with coverage by CBS News, The Sun, Business Insider, Forbes, Travel & Leisure, USA Today, Nikkei Japan .....



FIVE STAR ALLIANCE
SEARCH & BOOK THE WORLD'S BEST HOTELS
See our reviews
MY RESERVATIONS
Search by Hotel Name or Location
NEED ASSISTANCE? 1-(888)-5STAR-11
World's Best Hotels
Offers
Cruise
Residences
Why Book with Us
FAQ
Find a Luxury Hotel
SEARCH EXCLUSIVE LUXURY HOTELS OFFERS
REGION
-- SELECT --
COUNTRY
-- SELECT --
CITY
-- SELECT --
CHECK IN
mm/dd/yyyy
CHECK OUT
mm/dd/yyyy
Search Hotels
SEARCH EXCLUSIVE LUXURY CRUISE OFFERS
Welcome to Five Star Alliance, the luxury travel experts. We offer the lowest rates, extra amenities, and exclusive offers at the most comprehensive, hand-picked collection of five star luxury hotels and resorts. We're secure, trusted, and have been highly recommended since 2005. Backed by our award winning staff to guide and assist you throughout your entire journey, we provide a full range of travel products including airfare, transportation, luxury river and ocean cruises, group and meeting services, plus concierge services.

- Boasts the largest collection of luxury hotel and cruise offerings in the world under one brand.
- Five Star Alliance's 20 year reputation and awareness in the marketplace gives NextTrip a valued partner with established relationships, media influence, and press coverage.
- Two decades of history has helped to build more than 5,000 contracted rates created directly and across consortia, cruise, and hotel programs

October 30, 2024, NextTrip announced plans to acquire Five Star Alliance.

NextTrip's Travel Platform and Consolidation Opportunity


NextTrip

NextTrip Travel Projections *	2025
Leisure Travel	$12,823,000
5 Star (acquisition)	$12,000,000
New Platforms	
Groups	$2,500,000
Travel Agents	$200,000
Cruise	$576,000
Total	**$28,099,000***

- **Branding** – One Trust Pilot's highest rated travel brands
- **Site Traffic** - Significant travel enquiries and site traffic with ZERO Marketing budget
- **Consortia Ownership** - Five Star has ownership in the Signature Travel Agent Consortia (an immediate opportunity for NextTrip to offer its agent platform to 286 travel agencies)
- **Cruise Platform** - Five Star has access to significantly discounted cruise contracts and booking platform NextTrip can capitalize on by using its staff and 6 million email list to launch luxury cruise programs
- **Proprietary Search Engine** – the platform sources significant discounts on over 5000 4 and 5-Star properties that can be incorporated into NextTrip booking engine.
- **Groups Travel** – the company generated over 25 leads per month for groups travel (10 to 1000 travelers) that can be immediately fed into the NextTrip Groups Platform with in-house service and increased margin.

** assumes NextTrip acquires Five Star Alliance and successfully integrates early 2025 with added marketing and operation capital from funding*

NEXTTRIP FOUNDING INVESTORS

Collectively invested over $9 million into NextTrip with key investors below expected to become NextTrip Board Members



Donald P. Monaco has nearly five decades of experience in international information technology and business management. With deep roots in the technology innovation, he served as a Partner and Senior Executive at Accenture during his 28 years with the organization. He is also the founder and owner of Monaco Air Duluth and has been appointed by Minnesota Governors since 2009 to serve as a Commissioner of the Metropolitan Airports Commission in Minneapolis-St. Paul, Minnesota.



Jeff Olyniec is a General Partner at early-stage Venture Capital firm Moneta Ventures located in Sacramento and Austin. Since 1996, Jeff has assumed various management roles within the sports and hospitality industries in China. Jeff has founded several companies served in many leadership positions at the executive and board levels, including as the co-founder and CEO of a global electronics manufacturing company, New Vision Display.



David Jiang is an experienced entrepreneur and investment executive currently focused on disruptive and socially impactful projects in AI, GreenTech, FinTech, and BioTech. He brings deep international perspectives, having held senior executive positions in Tokyo, London, Hong Kong, Shanghai, San Francisco and New York. He was CEO of AIG's $75 Billion PineBridge Investments, operating in over 20 countries. Prior to PineBridge, he was CEO of BNY Mellon asset management for Asia-Pacific.



William La Macchia Jr. has more than 30 years of experience in travel, hotel, airlines and hospitality management, Bill brings deep industry experience and an extensive background in strategic development, operations, business acquisition and integration. Bill was Chief Engagement Officer of The Mark Travel Corporation (TMTC) and Trisept Solutions, leading the company to more than $4 billion in annual sales.



Stephen Kircher has extensive international experience in operations and mergers and acquisitions of both public and private companies along with a deep knowledge of both the capital and private markets. He has managed companies and operations in the US, China, and Europe. The Kircher Family Office holdings include ownership of the Frangipani Beach Resort, a boutique hotel on Anguilla, British West Indies and Global Unlimited Processing, an ISO with direct relationships to First Data and other merchant processors.

United Vacations
travel impressions
PineBridge Investments
HYATT
Funjet Vacations
accenture
Apple Leisure Group
Thrifty Car Rental
The Mark Travel Corporation
sun country airlines
Trisept/Solutions
AIG
bookit.com
MGM Resorts International
VacationAccess
Apple Vacations
Cheap Caribbean.com Cruises
Southwest Vacations

Management Team



Bill Kerby, Founder & CEO, brings more than two decades of experience in the travel and media industries, and approximately a decade of experience in the financial industry. He has extensive experience bringing companies into public markets in both the TSX and Nasdaq, serving as CEO for various travel and media companies including Maupintour, Extraordinary Vacations, Travelbyus and Leisure Canada.



Frank Orzechowski, CFO, serves as Chief Financial Officer bringing significant experience leading financial operations across the public and private sectors. He previously served as the Chief Financial Officer of Storm Harbour Partners LP, an independent global markets and financial advisory firm. Prior to that, he held a variety of senior executive positions, primarily in the financial services industry. He began his career at Coopers & Lybrand, and is a Certified Public Accountant.



Lyndsey North, President, has nearly 20 years of experience in leisure tour and travel technology with industry-leading companies. Prior to joining NextTrip, Lyndsey oversaw supplier strategy and investments for The Mark Travel Corporation / Apple Leisure Group across the B2B and B2C travel marketplace. She brings deep experience in building brands with a focus on profitability and scalability.



Gregory P. Miller, VP, has served as both a CFO and CEO across several verticals, including multiple companies in the travel industry. With more than 30 years of experience in both the public and private sectors, Greg has led multiple acquisitions and has a proven track record of exceeding growth targets.



Rama Marupilla, CIO, has over 25 years of experience in software development, infrastructure management and data security, Rama Marupilla brings a holistic approach to technology development. Prior to joining NextTrip, Rama served as part of the technology leadership team for NYC & Company. Most recently, he served as Partner and VP of Software Development at Marketing Edge Group.



Amy Proost, Chief Sales & Ops. Officer, is a seasoned travel executive with more than 25 years of experience across the OTA and the wholesale travel product space. Amy brings strong operational knowledge, deep industry relationships and a relationship-focused approach to growing the business.



Richard Marshall, Director of Corp. Development, has 30 years of senior executive experience generating growth opportunities and developing relationships for global corporations. Previously, he was Director of Corporate Development at Monaker Group & NextPlay. He also served as VP of IR and VP corporate development at a NYSE-traded natural resources company, helping secure $600 million in financings and was a key member of the team that won a WorldBank ICSID $1.4 Billion Arbitration Award against Venezuela.

Investor Snapshot (Includes All Share Milestone Earnouts)

NASDAQ: NTRP

Outside Legal Counsel: Snell & Wilmer

Independent Auditor: Haynie & Company

Transfer Agent: Issuer Direct

Fiscal Year End: February 28

Shares Outstanding	
Current Outstanding Shares[2]	1,421,427
NextTrip Founding Shareholders (earnout)*	5,843,993
Total* (with full possible earnout):	7,253,103*

Options/Warrants	
Options	85,799
Warrants (exercisable $3.02 to $350)	486,861

Balance Sheet[2]	
Total Assets	$ 4,888,679
Total Liabilities	$ 5,022,782
Total Stockholder Equity	$ (134,103)

Enterprise Valuation[1]	
Terminal Revenue Multiple	$87.0M - $178.0M
Terminal EBITDA Multiple	$143.0M - $264.0M

[1] SOURCE: Sigma Definitive Schedule 14A Proxy Statement, filed December 1, 2023, in the section entitled "Summary of Lake Street's Financial Analysis.
[2] SOURCE: NextTrip, Inc 10Q, filed October 14, 2024.

* Assumes conversion of all outstanding Series G, H, and I Convertible Preferred Stock into common shares (see Jan 30, 2024 8-K filing). This includes contingent shares issued to NextTrip Founding Investors, contingent on achieving business milestones and share earnouts.

Consolidated Financial Projections

Model Comparison (in Millions)	Bookit – Traditional Travel Model (Actual 2019)	NextTrip – Media /Travel Model (Projected 2025) *
Gross sales Travel	$481.0M	$28.1M
Gross sales Media	$0M	$10.75M
Total Sales	**$481.0M**	**$38.85M**
Net Revenue Travel	$88.5M	$3.37M
Net Revenue Media	$0M	$6.45M
Total Net Revenue	**$88.5M**	**$9.82M**
Gross Margin	17.8%	34.9%
Marketing Expense	$53.3M	$1.5M
Gross Operating Expense	$83.3M	$5.2M
EBITDA	**$2.3M**	**$3.12M**
Gross EBITDA	**0.5%**	**8%**

** NextTrip 2025 projections assumes the Five Star Acquisition is closed, the Compass.TV commercial launch is successful, the JV/Pilot program is successful and anticipated funding is completed*

Investment Highlights

Curated Breadth of Product
Opportunity for cross-sell and lifetime customers

Proprietary, Scalable Technology
Proven Platform technologies with opportunities to increase conversions and revenue per transaction

Innovative & Intuitive Booking Platform
Allows for new technology revenue streams and integration of booking technology in non-traditional spaces

Proven Management Team, Seed Investors & Board
Deep industry expertise and more than $15M direct capital investment

Traveler Database
Multi-million-member list of customers with travel affinity and past purchases aligned to NextTrip's product offering

Concierge Service
Drives higher revenue and repeat business, creating lifetime customer value

Financial Performance
Driven by scalable cost structure, repeatable processes and technology-to enable revenue acceleration

Integrated Content Strategy
Engages consumers across the entire journey expected to drive recurring revenue

Travel Agency and Tour Operators
Opportunity to consolidate select Travel Agency and Tour Operators to improve their margins, leverage relationships, increase reach and scale business



Thank You.

https://nexttrip.com

NextTrip